John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books                     Barclays Capital Inc

      Citigroup Global Markets Inc                   Credit Suisse Securities USA LLC

      HSBC Securities                                     Merrill Lynch Pierce Fenner & Smith

      Morgan Stanley & Co Inc                        UBS Securities LLC

Co-Manager(s)                                           BNP Paribas Securities Corp

      Deutsche Bank Securities Inc                   Goldman Sachs & Co

      Mitsubishi UFJ Securities USA Inc          RBS Securities Inc

      Santander Investment Securities In           SG Americas Securities LLC

      US Bancorp Investments Inc                    Wells Fargo Securities LLC

(2)         Names of Issuers: Hewlett-Packard Co

(3)         Title of Securities: HPQ 3 9/15/16 C#428236BP7

(4)         Date of First Offering: 09/13/11

(5)         Amount of Total Offering:  $1,300,000,000

(6)         Unit Price of Offering: $99.784

Comparable Securities

1) IBM Corp– C# 459200GU9

2) Dell Inc - C# 24702RAP6

3) Hewlett-Packard Co – C# 428236BE2

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.35%).

(8)     Years of Issuer’s Operations:  72

(9)     Trade Date: 9/13/11

(10)   Portfolio Assets on Trade Date: $ 576,006,413.62

(11)   Price Paid per Unit: $99.784

(12)   Total Price Paid by Portfolio:

1,175,000 bonds @ $99.784 = $1,172,462.00

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         41,000,000 bonds @ $99.784 = $40,934,400.00

(14)   % of Portfolio Assets Applied to Purchase

0.204%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         72 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     9/13/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

               JP Morgan Securities Inc.

Co-Manager(s)

               Goldman Sachs & Co

               Wells Fargo Securities Inc.

(2)         Names of Issuers: JP Morgan Chase Commercial Mortgage Sec Corp

(3)         Title of Securities: JPMCC 2011-C5 A3

(4)         Date of First Offering: 09/16/11

(5)         Amount of Total Offering:  $405,850,000

(6)         Unit Price of Offering: $100.9998

Comparable Securities

1) Morgan Stanley – C# 61760RBB7

2) GS Mortgage Securities Corp II - C# 36191YBB3

3) DBUBS Mortgage Trust – C# 23305YAD1

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer $50,000.

(8)     Years of Issuer’s Operations:  11

(9)     Trade Date: 9/16/11

(10)   Portfolio Assets on Trade Date: $575,536,560.81

(11)   Price Paid per Unit: $100.9998

(12)   Total Price Paid by Portfolio:

731,000 bonds @ $100.9998 = $740,680.10

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

            22,000,000 bonds @ $100.9998 = $22,219,956.00

(14)   % of Portfolio Assets Applied to Purchase: 0.129%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         11 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     9/16/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books               JP Morgan

      Wells Fargo Securities LLC

Co-Manager(s)                                     BBVA

      DnB NOR Markets                           Goldman Sachs & Co

      Tudor, Pickering, Holt & Co              CIBC

      Mizuho Securities                              Mitsubishi UFJ Securities

      Barclays Capital                                Citigroup

      US Bancorp

(2)         Names of Issuers: Newfield Exploration Co

(3)         Title of Securities: NFX 5.75 1/30/22 C#651290AP3

(4)         Date of First Offering: 09/27/11

(5)         Amount of Total Offering:  $750,000,000

(6)         Unit Price of Offering: $99.956

Comparable Securities

1) Marathon Oil Corp – C# 565849AH9

2) Noble Energy Inc. - C# 655044AD7

3) Hess Corp – C# 42809HAB3

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)     Years of Issuer’s Operations:  23

(9)     Trade Date: 9/27/11

(10)   Portfolio Assets on Trade Date: $ 569,901,324.94

(11)   Price Paid per Unit: $99.956

(12)   Total Price Paid by Portfolio:

495,000 bonds @ $99.956 = $494,782.20

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        12,000,000 bonds @ $99.956 = $11,994,720.00

(14)   % of Portfolio Assets Applied to Purchase

         0.087%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         23 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     9/27/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

         Joint Lead Managers-Books               Citigroup Global Markets Inc

                  Deutsche Bank Securities Inc          HSBC Securities

                                                                        JP Morgan Securities

Co-Manager(s)                                  N/A

(2)         Names of Issuers: Schlumberger Investment

(3)         Title of Securities: SLB 3.3 09/14/21 C#806854AB1

(4)         Date of First Offering: 9/7/11

(5)         Amount of Total Offering:  $1,600,000,000

(6)         Unit Price of Offering: $99.679

Comparable Securities

1) Occidental Petroleum – C# 674599CC7

2) Apache Corp - C# 037411AX3

3) ConocoPhillips  – C# 20825CAU8

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.45%).

(8)     Years of Issuer’s Operations:  85

(9)     Trade Date: 9/7/2011

(10)   Portfolio Assets on Trade Date: $ 576,604,274.51

(11)   Price Paid per Unit: $99.679

(12)   Total Price Paid by Portfolio: 720,000  bonds @ $99.679 = $717,688.80

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        20,000,000 bonds @ $99.679 = $19,935,800.00

(14)   % of Portfolio Assets Applied to Purchase

0.124%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         85 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     9/7/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books                     Goldman Sachs & Co

      JP Morgan Securities                               Merrill Lynch Pierce Fenner & Smith

      Mizuho Securities USA Inc                      Wells Fargo Securities LLC

Co-Manager(s)                                           Barclays Capital Inc

               BNP Paribas Securities Corp                   Citigroup Global Markets Inc

               Credit Agricole Securities USA Inc          Credit Suisse Securities USA LLC

               Deutsche Bank Securities Inc                   Mitsubishi UFJ Securities USA Inc

               Morgan Stanley & Co Inc                        RBC Capital Markets

               RBS Securities Inc                                   SMBC Nikko Capital Markets Ltd

               US Bancorp Investments Inc

(2)         Names of Issuers: Time Warner Cable

(3)         Title of Securities: TWC 4 9/1/21 C#88732JBA5

(4)         Date of First Offering: 09/07/11

(5)         Amount of Total Offering:  $1,000,000,000

(6)         Unit Price of Offering: $99.109

Comparable Securities

1) Comcast Corp– C# 20030NBA8

2) Time Warner Inc. - C# 887317AF2

3) Viacom Inc. – C# 925524BG4

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.45%).

(8)     Years of Issuer’s Operations:  22

(9)     Trade Date: 9/07/11

(10)   Portfolio Assets on Trade Date: $ 576,604,274.51

(11)   Price Paid per Unit: $99.109

(12)   Total Price Paid by Portfolio:

500,000 bonds @ $99.109 = $495,545

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        19,000,000 bonds @ $99.109 = $18,830,710.00

(14)   % of Portfolio Assets Applied to Purchase

0.0859%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         22 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:   9/7/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books                  Goldman Sachs & Co

      JP Morgan Securities                            Merrill Lynch Pierce Fenner & Smit

               Mizuho Securities USA Inc                   Wells Fargo Securities LLC

Co-Manager(s)                                        Barclays Capital Inc

      BNP Paribas Securities Corp                Citigroup Global Markets Inc

      Credit Agricole Securities USA Inc       Credit Suisse Securities USA LLC

      Deutsche Bank Securities Inc                Loop Capital Markets LLC

      Mitsubishi UFJ Securities USA Inc       Morgan Stanley & Co Inc

      RBC Capital Markets                           RBS Securities Inc

      SMBC Nikko Capital Markets Ltd

(2)         Names of Issuers: Time Warner Cable

(3)         Title of Securities: TWC 5.5 9/01/41 C#88732JBB3

(4)         Date of First Offering: 09/07/11

(5)         Amount of Total Offering:  $1,250,000,000

(6)         Unit Price of Offering: $98.216

Comparable Securities

1) Comcast Corp – C# 20030NBB6

2) Time Warner Inc. - C# 887317AL9

3) CBS Corp – C# EI4259269

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)     Years of Issuer’s Operations:  22

(9)     Trade Date: 9/07/11

(10)   Portfolio Assets on Trade Date: $ 576,604,274.51

(11)   Price Paid per Unit: $98.216

(12)   Total Price Paid by Portfolio:

830,000 bonds @ $98.216 = $815,192.80

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        30,000,000 bonds @ $98.216 = $29,464,800.00

(14)   % of Portfolio Assets Applied to Purchase

         0.141%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         22 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     9/7/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

         Joint Lead Managers-Books:              Deutsche Bank

               JP Morgan                                        Merrill

               Wells Fargo Securities

         Co-Manager:                                        Banco Bilbao

               Barclays                                            BMO Capital

               BNP Paribas                                     Bosc Inc

               Comerica                                          Credit Suisse

               Goldman Sachs                                 Howard Weil

               Lloyds Securities                               Mitsubishi

               Scotia                                                SunTrust

               US Bancorp

(2)                     Names of Issuers: Bill Barrett Group 7.625%

(3)         Title of Securities: BBG 7.625%

(4)         Cusip: 06846NAC8

(5)         Date of First Offering: 9/20/2011

(6)         Amount of Total Offering: $400,000,000

(7)         Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
Plains Exploration	6.625	5/1/2021	Energy –Exploration & Production	6.33
Newfield Exploration	6.875	2/1/2020	Energy – Exploration & Production	5.73
Pioneer Natural Resources	7.5	1/15/2020	Energy – Exploration & Production	5.40

(8)     Underwriting Spread or Commission: 1.75%

(9)     Years of Issuer’s Operations: > 3 years

(10)   Trade Date: 9/20/2011

(11)   Portfolio Assets on Trade Date: $524,281,253

(12)   Price Paid per Unit: 100

(13)   Total Price Paid by Portfolio: 525,000 bonds @ $100 = $525,000.00

(14)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

5,500,000 bonds @ $100 = $5,500,000.00

(15)   % of Portfolio Assets Applied to Purchase

0.10%

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 3 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     9/20/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

         Lead Managers-Books:

         Barclays, Credit Suisse, JP Morgan, Morgan Stanley

         Co-Manager

         Wells Fargo

(8)                     Names of Issuers: Fresenius 6.5

(9)         Title of Securities: FMEGR 6.5

(10)     Cusip: EI8099166

(11)     Date of First Offering: 9/8/2011

(12)     Amount of Total Offering: $400,000,000

(13)     Unit Price of Offering: 98.623

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
Boston Scientific	5.5	11/15/2015	Medical Products	4.56
Bio-Rad	8	9/15/2016	Medical Products	5.909
Giant Funding	8.25	2/1/2018	Medical Products	8.45

(8)     Underwriting Spread or Commission: 1.00%

(9)     Years of Issuer’s Operations: > 3 years

(10)   Trade Date: 9/8/2011

(11)   Portfolio Assets on Trade Date: $525,201,783

(12)   Price Paid per Unit: 98.623

(13)   Total Price Paid by Portfolio: 225,000 bonds @ $98.623 = $221,901.75

(14)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

1,000,000 bonds @ $98.623 = $986,230

(15)   % of Portfolio Assets Applied to Purchase

0.042%

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 3 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     9/8/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books                  Barclays Capital

      BMO Capital Markets Corp                 JP Morgan Securities

      RBS Securities Inc

Co-Manager(s)                                        Bank of America Merrill Lynch

      CIBC World Markets                          Desjardins Securities Inc

      HSBC Securities                                  Morgan Stanley

      National Bank of Canada                      RBC Capital Markets

      Scotia Capital Inc                                 Societe Generale (Canada)

      TD Securities                                        Wells Fargo Securities LLC

(2)         Names of Issuers: Bank of Montreal

(3)         Title of Securities: BMO 1.3 10/31/14 C# 063679WH3

(4)         Date of First Offering: 10/26/11

(5)         Amount of Total Offering:  $2,000,000,000

(6)         Unit Price of Offering: $99.974

Comparable Securities

1) Royal Bank of Canada – C# 78008TXA7

2) Toronto-Dominion Bank - C# 89114QAA6

3) HSBC Bank PLC – Sedol # B3X4LQ2

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.25%).

(8)     Years of Issuer’s Operations:  194

(9)     Trade Date: 10/26/11

(10)   Portfolio Assets on Trade Date: $ 574,219,976.03

(11)   Price Paid per Unit: $99.974

(12)   Total Price Paid by Portfolio: 1,440,000  bonds @ $99.974 = $1,439,625.60

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        50,000,000 bonds @ $99.974 = $49,987,000.00

(14)   % of Portfolio Assets Applied to Purchase

         0.251%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         194 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     10/26/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

        Joint Lead Managers-Books

               Citigroup Global Markets Inc

Co-Manager(s)                                           ABN Amro Bank NV

               Barclays Capital Inc                                 BNP Paribas Securities Corp

               CastleOak Securities LP                          Deutsche Bank Securities Inc

               Lebenthal & Co Inc                                 Lloyds Securities Inc

               Loop Capital Markets LLC                     Macquarie Capital USA Inc

               MR Beal & Co                                        nabSecurities LLC

               Nomura Securities International                RBC Capital Markets LLC

               Santander Investment Securities In           SG Americas Securities LLC

               SunTrust Robinson Humphrey Inc            TD Securities USA LLC

               UBS Securities LLC                                Wells Fargo Securities LLC

(2)         Names of Issuers: Citigroup Inc

(3)         Title of Securities: C 4.5 1/14/22 C#172967FT3

(4)         Date of First Offering: 10/25/11

(5)         Amount of Total Offering:  $1,000,000,000

(6)         Unit Price of Offering: $99.01

Comparable Securities

1) JPMorgan Chase – C# 46625HJC5

2) Goldman Sachs Group Inc - C# 38141GGQ1

3) MBNA Corp – C# 55263ECJ2

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.425%).

(8)     Years of Issuer’s Operations:  199

(9)     Trade Date: 10/25/11

(10)   Portfolio Assets on Trade Date: $ 575,409,061.06

(11)   Price Paid per Unit: $99.01

(12)   Total Price Paid by Portfolio: 835,000  bonds @ $99.01 = $826,733.50

(13)      Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

25,000,000 bonds @ $99.01 = $24,752,500.00

(14)   % of Portfolio Assets Applied to Purchase

            0.144%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         199 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     10/25/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

         Joint Lead Managers-Books               Merrill Lynch Pierce Fenner & Smit

Morgan Stanley & Co Inc                     Wells Fargo Securities LLC

         Co-Manager(s)                                     BMO Capital Markets Corp

BNY Mellon Capital Markets LLC       Capital One Southcoast Inc

Comerica Securities                              Fifth Third Securities Inc

Goldman Sachs & Co                           JP Morgan Securities

Mitsubishi UFJ Securities USA Inc       PNC Capital Markets

TD Securities USA LLC                       UBS Securities LLC

US Bancorp Investments Inc                 Williams Capital Group LP

(2)       Names of Issuers: Kohl’s Corp

(3)       Title of Securities: KSS 4 11/01/21 C#500255AR5

(4)       Date of First Offering: 10/12/11

(5)       Amount of Total Offering:  $650,000,000

(6)       Unit Price of Offering: $99.451

Comparable Securities

1) HD Inc – C# 437076AT9

2) Nordstrom Inc - C# 655664AN0

3) CVS Caremark – C# 126650BW9

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).

(8)     Years of Issuer’s Operations:  49

(9)     Trade Date: 10/12/11

(10)  Portfolio Assets on Trade Date: $ 565,234,198.31

(11)   Price Paid per Unit: $99.451

(12)   Total Price Paid by Portfolio:

495,000 bonds @ $99.451 = $492,282.45

(13)  Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        18,000,000 bonds @ $99.451 = $17,901,180.00

(14)   % of Portfolio Assets Applied to Purchase

0.087%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         49 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:   10/12/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books                     Citigroup Global Markets Inc

               Credit Agricole Securities USA Inc          Credit Suisse Securities USA LLC

               Goldman Sachs & Co                              JP Morgan Securities

               Merrill Lynch Pierce Fenner & Smit         Mizuho Securities USA Inc

               Morgan Stanley & Co Inc                        SMBC Nikko Capital Markets Ltd

               UBS Securities LLC

Co-Manager(s)                                           Barclays Capital Inc

               BNP Paribas Securities Corp                   BNY Mellon Capital Markets LLC

               Deutsche Bank Securities Inc                   Lloyds Securities Inc

               Mitsubishi UFJ Securities USA Inc          Muriel Siebert & Co Inc

               RBS Securities Inc                                   Samuel A Ramirez & Co Inc

               Santander Investment Securities In           Scotia Capital Inc

               Wells Fargo Securities LLC

(2)         Names of Issuers: Time Warner Inc

(3)         Title of Securities: TWX 4 1/15/22 C# 887317AN5

(4)         Date of First Offering: 10/12/11

(5)         Amount of Total Offering:  $500,000,000

(6)         Unit Price of Offering: $98.297

Comparable Securities

1) Comcast Corp – C# 20030NBA8

2) Viacom Inc - C# 925524BG4

3) DirectTV Holdings – C# 25459HBA2

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.45%).

(8)     Years of Issuer’s Operations:  21

(9)     Trade Date: 10/12/11

(10)   Portfolio Assets on Trade Date: $ 565,234,198.31

(11)   Price Paid per Unit: $98.297

(12)   Total Price Paid by Portfolio:

495,000 bonds @ $98.297 = $486,570.15

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        24,000,000 bonds @ $98.297 = $23,831,128.00

(14)   % of Portfolio Assets Applied to Purchase

         0.086%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         21 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     10/12/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books                    Credit Suisse

      Deutsche Bank Securities Inc                 Morgan Stanley

      RBC Capital Markets                            UBS Securities LLC

Co-Manager(s)                                          Bank of Tokyo-Mitsubishi UFJ Ltd/N

      Bank of America Merrill Lynch               Barclays Capital

      Citigroup Global Markets Inc                 Goldman Sachs & Co

      JP Morgan Securities                             Mizuho Securities USA Inc

      RBS Securities Inc                                 Santander Investment Securities In

      Wells Fargo Securities LLC

(2)         Names of Issuers: Verizon Communications

(3)         Title of Securities: VZ 2 11/1/16 C#92343VBD5

(4)         Date of First Offering: 10/27/11

(5)         Amount of Total Offering:  $1,250,000,000

(6)         Unit Price of Offering: $99.373

Comparable Securities

1) AT&T Inc – C# 00206RAY8

2) AT&T Inc/SBC Communications Inc - C# 78387GAL7

3) Verizon Communications – C# 92343VAY0

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.35%).

(8)     Years of Issuer’s Operations:  28

(9)     Trade Date: 10/27/11

(10)  Portfolio Assets on Trade Date: $  572,649,769.89

(11)   Price Paid per Unit: $99.373

(12)   Total Price Paid by Portfolio:

2,335,000 bonds @ $99.373 = $2,320,359.55

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        95,000,000 bonds @ $99.373 = $94,404,350.00

(14)   % of Portfolio Assets Applied to Purchase

0.405%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         28 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     10/27/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books                     Credit Suisse

      Deutsche Bank Securities Inc                   Morgan Stanley

      RBC Capital Markets                              UBS Securities LLC

Co-Manager(s)                                           Bank of Tokyo-Mitsubishi UFJ Ltd/N

      Bank of America Merrill Lynch                Barclays Capital

      Citigroup Global Markets Inc                   Goldman Sachs & Co

      JP Morgan Securities                               Mizuho Securities USA Inc

      RBS Securities Inc                                   Santander Investment Securities In

      Wells Fargo Securities LLC

(2)         Names of Issuers: Verizon Communications

(3)         Title of Securities: VZ 2 11/1/16 C#92343VBC7

(4)         Date of First Offering: 10/27/11

(5)         Amount of Total Offering:  $1,850,000,000

(6)         Unit Price of Offering: $99.208

Comparable Securities

1) AT&T Inc – C# 00206RAR3

2) Corning Inc - C# 21935OAU9

3) Verizon Communications – C# 92343VAX2

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.45%).

(8)     Years of Issuer’s Operations:  28

(9)     Trade Date: 10/27/11

(10)   Portfolio Assets on Trade Date: $ 572,649,769.89

(11)   Price Paid per Unit: $99.208

(12)   Total Price Paid by Portfolio:

         1,670,000 bonds @ $99.208 = $1,656,773.60

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        95,000,000 bonds @ $99.208 = $94,247,600.00

(14)   % of Portfolio Assets Applied to Purchase

         0.289%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         28 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     10/27/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books                     Credit Suisse

               Deutsche Bank Securities Inc                   Morgan Stanley

      RBC Capital Markets                              UBS Securities LLC

Co-Manager(s)                                           Bank of Tokyo-Mitsubishi UFJ Ltd/N

                                                                     Bank of America Merrill Lynch       Barclays Capital

                                                                     Citigroup Global Markets Inc          Goldman Sachs & Co

                                                                     JP Morgan Securities          Mizuho Securities USA Inc

                                                                     RBS Securities Inc  Santander Investment Securities In

                                                                     Wells Fargo Securities LLC

(2)         Names of Issuers: Verizon Communications

(3)         Title of Securities: VZ 4.75 11/1/41 C#92343VBE3

(4)         Date of First Offering: 10/27/11

(5)         Amount of Total Offering:  $750,000,000

(6)         Unit Price of Offering: $99.068

Comparable Securities

1) AT&T Inc – C# 00206RBA9

2) Corning Inc - C# 21935OAV7

3) Verizon Communications – C# 92343VAK0

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.75%).

(8)     Years of Issuer’s Operations:  28

(9)     Trade Date: 10/27/11

(10)   Portfolio Assets on Trade Date: $ 572,649,769.89

(11)   Price Paid per Unit: $99.068

(12)   Total Price Paid by Portfolio: 665,000  bonds @ $99.068 = $658,802.20

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        30,000,000 bonds @ $99.068 = $29,720,400

(14)   % of Portfolio Assets Applied to Purchase

0.115%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         28 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     10/27/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books                  Goldman Sachs & Co

      JP Morgan                                           Morgan Stanley

Co-Manager(s)                                        Bank of America Merrill Lynch

      BBVA Securities Inc                            BNP Paribas

      BNY Mellon Capital Markets LLC       Citigroup Global Markets Inc

      Credit Agricole Corp and Inv Bank/      ING Bank NV/United States

      Intesabci SpA/Chicago                         JP Morgan

      Mitsubishi UFJ Securities USA Inc       Mizuho Securities USA Inc

      Standard Chartered Bank (US)             Wells Fargo & Co

(2)         Names of Issuers: Becton Dickinson

(3)         Title of Securities: BDX 3.125 11/08/21 C#075887BA6

(4)         Date of First Offering: 11/03/11

(5)         Amount of Total Offering:  $1,000,000,000

(6)         Unit Price of Offering: $99.795

Comparable Securities

1) Medtronic Inc – C# 585055AN6

2) Baxter Intl - C# 071813BC2

3) CR Bard Inc – C# 067383AC3

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).

(8)     Years of Issuer’s Operations:  114

(9)     Trade Date: 11/3/11

(10)   Portfolio Assets on Trade Date: $ 581,996,387.31

(11)   Price Paid per Unit: $99.795

(12)   Total Price Paid by Portfolio:

670,000 bonds @ $99.795 = $668,626.50

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        30,000,000 bonds @ $99.795 = $29,938,500.00

(14)   % of Portfolio Assets Applied to Purchase

         0.115%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         114 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     11/3/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books                  Deutsche Bank Securities Inc

         JP Morgan Securities                                  Merrill Lynch Pierce Fenner & Smit

         Morgan Stanley & Co Inc                           US Bancorp Investments Inc

         Wells Fargo Securities LLC

Co-Manager(s)                                        Bank of New York Mellon Corp/The

         BB&T Capital Markets                              Mitsubishi UFJ Securities USA Inc

         RBS Securities Inc                                      Santander Investment Securities In

         SunTrust Robinson Humphrey

(2)         Names of Issuers: Boston Properties LP

(3)         Title of Securities: BXP 3.7 11/15/18 C#10112RAT1

(4)         Date of First Offering: 11/03/11

(5)         Amount of Total Offering:  $850,000,000

(6)         Unit Price of Offering: $99.767

Comparable Securities

1) Mack-Cali Realty LP – C# 55448QAP1

2) Brandywine Operating Partners - C# 105340AL7

3) Boston Properties LP – C# 10112RAS3

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.625%).

(8)     Years of Issuer’s Operations:  41

(9)     Trade Date: 11/3/11

(10)   Portfolio Assets on Trade Date: $ 581,996,387.31

(11)   Price Paid per Unit: $99.767

(12)   Total Price Paid by Portfolio: 1,170,000  bonds @ $99.767 = $1,167,273.90

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        35,000,000 bonds @ $99.767 = $34,918,450.00

(14)   % of Portfolio Assets Applied to Purchase

         0.201%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         41 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     11/3/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books                   HSBC Securities

Co-Manager(s)                                         ANZ Securities

      Bank of Nova Scotia (US)                     Bank of New York Mellon Corp/The

      BMO Capital Markets Corp                   CIBC World Markets

      Citigroup Global Markets Inc                  Comerica Securities

      Danske Bank                                        Fifth Third Securities Inc

      ING Capital LLC                                  Morgan Stanley

      National Australia Bank Ltd                   PNC Capital Markets

      RBC Capital Markets                            US Bancorp

      Wells Fargo Securities LLC

(2)         Names of Issuers: HSBC Holdings PLC

(3)         Title of Securities: HSBC 6.1 1/14/42 C# 404280AM1

(4)         Date of First Offering: 11/14/11

(5)         Amount of Total Offering:  $750,000,000

(6)         Unit Price of Offering: $99.927

Comparable Securities

1) JPMorgan Chase – C# 46625HJB7

2) General Electric Cap Corp - C# 36962G4B7

3) Goldman Sachs Group Inc – C# 38141GGM0

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)     Years of Issuer’s Operations:  20

(9)     Trade Date: 11/14/11

(10)   Portfolio Assets on Trade Date: $ 583,515,395.94

(11)   Price Paid per Unit: $99.927

(12)   Total Price Paid by Portfolio:

         500,000 bonds @ $99.927 = $499,635.00

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        15,000,000 bonds @ $99.927 = $14,989,050.00

(14)   % of Portfolio Assets Applied to Purchase

         0.086%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         20 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     11/14/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books                     Barclays Capital

      Citigroup Global Markets Inc                   JP Morgan

      RBS Securities Corp

Co-Manager(s)                                           CIBC

      Comerica Bank                                       RBC Capital Markets

      Union Bank NA                                      US Bancorp

      Wells Fargo & Co

(2)      Names of Issuers: Oncor Electric Delivery

(3)      Title of Securities: ONCRTX 4.55 12/01/41 C# 68233JAN4

(4)      Date of First Offering: 11/18/11

(5)      Amount of Total Offering:  $300,000,000

(6)      Unit Price of Offering: $99.804

Comparable Securities

1) Dominion Resources Inc – C# 25746UBM0

2) Nisource Finance Corp - C# 65473QAZ6

3) Oglethorpe Power Corp – C# 677052AA0

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)     Years of Issuer’s Operations:  10

(9)     Trade Date: 11/18/11

(10)   Portfolio Assets on Trade Date: $585,562,590.55

(11)   Price Paid per Unit: $99.804

(12)   Total Price Paid by Portfolio:

         505,000 bonds @ $99.804 = $504,010.20

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        15,000,000 bonds @ $99.804 = $14,970,600.00

(14)   % of Portfolio Assets Applied to Purchase

         0.086%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         10 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     11/18/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books                  Barclays Capital Inc

               Citigroup Global Markets Inc                Credit Suisse Securities USA LLC

               JP Morgan Securities                            Mitsubishi UFJ Securities USA Inc

               Wells Fargo Securities LLC

Co-Manager(s)                                        Credit Agricole Securities USA Inc

               DNB Nor Markets Inc                         Goldman Sachs & Co

               Standard Chartered Bank (US)

(2)         Names of Issuers: Transocean Inc.

(3)         Title of Securities: RIG 5.05  12/15/16 C#893830BA6

(4)         Date of First Offering: 11/30/11

(5)         Amount of Total Offering:  $1,000,000,000

(6)         Unit Price of Offering: $99.906

Comparable Securities

1) Marathon Oil Corp – C# 565849AD8

2) Anadarko Petroleum Corp - C# 032511AX5

3) Valero Energy Corp – C# 91913YAM2

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.60%).

(8)     Years of Issuer’s Operations:  38

(9)     Trade Date: 11/30/11

(10)   Portfolio Assets on Trade Date: $  583,717,942.90

(11)   Price Paid per Unit: $99.906

(12)   Total Price Paid by Portfolio:

505,000 bonds @ $99.906 = $504,525.30

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        18,000,000 bonds @ $99.906 = $17,983,080.00

(14)   % of Portfolio Assets Applied to Purchase

         0.086%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         38 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     11/30/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books                  Barclays Capital Inc

      Citigroup Global Markets Inc                Credit Suisse Securities USA LLC

      JP Morgan Securities                            Mitsubishi UFJ Securities USA Inc

      Wells Fargo Securities LLC

Co-Manager(s)                                        Credit Agricole Securities USA Inc

      DNB Nor Markets Inc                         Goldman Sachs & Co

      Standard Chartered Bank (US)

(2)         Names of Issuers: Transocean Inc.

(3)         Title of Securities: RIG 6.375  12/15/21 C#893830BB4

(4)         Date of First Offering: 11/30/11

(5)         Amount of Total Offering:  $1,200,000,000

(6)         Unit Price of Offering: $99.946

Comparable Securities

1) Noble Energy Inc. – C# 655044AD7

2) Anadarko Petroleum Corp - C# 032511BF3

3) Valero Energy Corp – C# 91913YAR1

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).

(8)     Years of Issuer’s Operations:  38

(9)     Trade Date: 11/30/11

(10)   Portfolio Assets on Trade Date: $ 583,717,942.90

(11)   Price Paid per Unit: $99.946

(12)   Total Price Paid by Portfolio:

405,000 bonds @ $99.946 = $404,781.30

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

22,000,000 bonds @ $99.946 = $21,98,800.00

(14)   % of Portfolio Assets Applied to Purchase

0.069%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         38 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     11/30/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books                     Barclays Capital Inc

               Citigroup Global Markets Inc                   Credit Suisse Securities USA LLC

JP Morgan Securities                               Mitsubishi UFJ Securities USA Inc

Wells Fargo Securities LLC

Co-Manager(s)                                           Credit Agricole Securities USA Inc

DNB Nor Markets Inc                            Goldman Sachs & Co

Standard Chartered Bank (US)

(2)         Names of Issuers: Transocean Inc.

(3)         Title of Securities: RIG 7.35  12/15/41 C# 893830AZ2

(4)         Date of First Offering: 11/30/11

(5)         Amount of Total Offering:  $300,000,000

(6)         Unit Price of Offering: $99.996

Comparable Securities

1) Marathon Oil Corp. – C# 565849AE6

2) Anadarko Petroleum Corp - C# 032511BG1

3) Valero Energy Corp – C# 91913YAP5

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)     Years of Issuer’s Operations:  38

(9)     Trade Date: 11/30/11

(10)  Portfolio Assets on Trade Date: $ 583,717,942.90

(11)   Price Paid per Unit: $99.996

(12)   Total Price Paid by Portfolio:

170,000 bonds @ $99.996 = $169,993.20

(13)  Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        9,000,000 bonds @ $99.996 = $8,999,640.00

(14)   % of Portfolio Assets Applied to Purchase

0.029%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         38 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     11/30/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books                     RBC Capital Markets

      Royal Bank of Scotland Plc

Co-Manager(s)                                           Bank of America Merrill Lynch

      Barclays Capital                                      Credit Suisse NA

      JP Morgan Securities Inc                         Wells Fargo Securities LLC

(2)      Names of Issuers: World Financial Network Credit Card WFNMT 2011-A  A

(3)      Title of Securities: WFNMT 2011-A  A C#981464CN8

(4)      Date of First Offering: 11/03/11

(5)      Amount of Total Offering:  $250,000,000

(6)      Unit Price of Offering: $99.985

Comparable Securities

1) Discover Card Master Trust – C# 254683AQ8

2) Discover Card Master Trust - C# 254683AR6

3) American Express Credit Account Master – C# 02582JFX3

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.35%).

(8)     Years of Issuer’s Operations:  22

(9)     Trade Date: 11/3/11

(10)   Portfolio Assets on Trade Date: $ 581,996,387.31

(11)   Price Paid per Unit: $99.985

(12)   Total Price Paid by Portfolio:

         842,000 bonds @ $99.985 = $841,877.66

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        25,000,000 bonds @ $99.985 = $24,996,367.50

(14)   % of Portfolio Assets Applied to Purchase

         0.145%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         22 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     11/3/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Lead Syndicate Manager:                 Citigroup,

      Credit Suisse,                                 JP Morgan,

      Merrill,                                           Wells Fargo

Co-Managers:                                    Credit Agricole,

      Goldman,                                       Morgan Stanley,

      RBC Capital,                                  Scotia Capital,

      SunTrust Robinson

(14)                 Names of Issuers Community Health

(15)     Title of Securities Community Health 8%

(16)     Cusip    12543DAK6

(17)     Date of First Offering   11/14/2011

(18)     Amount of Total Offering $1,000,000,000

(19)     Unit Price of Offering  100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
DaVita	6.375	11/1/2018	Healthcare Facilities	6.303
Omnicare	6.875	12/15/2015	Healthcare Facilities	6.322
Universal Health	7.125	6/30/2016	Healthcare Facilities	5.04

(8)     Underwriting Spread or Commission 1.65

(9)     Years of Issuer’s Operations   > 3 years

(10)   Trade Date 11/14/2011

(11)   Portfolio Assets on Trade Date $540,803,150

(12)   Price Paid per Unit 100

(13)   Total Price Paid by Portfolio

1,050,000 bonds @ $100.00 = $1,050,000.00

(14)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

5,000,000 bonds @ $100.00 = $5,000,000.00

(15)   % of Portfolio Assets Applied to Purchase

0.194

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 3 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     11/14/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Lead Syndicate Manager:                  Barclays,

      Citigroup,                                         Deutsche Bank,

      JP Morgan,                                      Morgan Stanley,

      RBS Securities, SunTrust,                Wells Fargo Sec

(20)                 Names of Issuers Health Management Associates

(21)     Title of Securities Health Management 7.375%

(22)     Cusip 421933AK8

(23)     Date of First Offering   11/8/2011

(24)     Amount of Total Offering $875,000,000

(25)     Unit Price of Offering 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
DaVita	6.375	11/1/2018	Healthcare Facilities	6.303
Omnicare	6.875	12/15/2015	Healthcare Facilities	6.322
Universal Health	7.125	6/30/2016	Healthcare Facilities	5.04

(8)     Underwriting Spread or Commission 2

(9)     Years of Issuer’s Operations > 3 years

(10)   Trade Date 11/8/2011

(11)   Portfolio Assets on Trade Date $541,442,532

(12)   Price Paid per Unit 100

(13)   Total Price Paid by Portfolio    300,000 bonds @ $100.00 = $300,000.00

(14)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

4,000,000 bonds @ $100.00 = $4,000,000

(15)   % of Portfolio Assets Applied to Purchase

0.055

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 3 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     11/8/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books:           Bank of America,

      Barclays,                                        Citigroup,

      Deutshce Bank,                              Goldman Sachs,

      JP Morgan

Co-Managers:                                    Scotia Capital,

      Wells Fargo & Co,                         Williams Capital Group

(26)                 Names of Issuers Sprint Nextel Corp

(27)     Title of Securities Sprint 9%

(28)     Cusip 852061AK6

(29)     Date of First Offering 11/4/2011

(30)     Amount of Total Offering $3,000,000,000

(31)     Unit Price of Offering 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
CC Holdings	7.75	5/1/2017	Telecom-Wireless	4.602
Crown Castle	7.125	11/1/2019	Telecom- Wireless	5.397
Cricket	7.75	5/15/2016	Telecom- Wireless	6.858

(8)     Underwriting Spread or Commission 1.875%

(9)     Years of Issuer’s Operations   > 3 years

(10)   Trade Date 11/4/2011

(11)   Portfolio Assets on Trade Date $540,625,209

(12)   Price Paid per Unit 100

(13)   Total Price Paid by Portfolio    1,975,000 bonds @ $100.00 = $1,975,000.00

(14)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

15,000,000 bonds @ 100.00 = $15,000,000.00

(15)   % of Portfolio Assets Applied to Purchase

0.365

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 3 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     11/4/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books:            Bank of America,

      Barclays, Citigroup,                        Deutshce Bank,

      Goldman Sachs,                             JP Morgan

Co-Managers:                                    Scotia Capital,

      Wells Fargo & Co,                         Williams Capital Group

(32)                 Names of Issuers Sprint Nextel Corp

(33)     Title of Securities Sprint 11.5%

(34)     Cusip   852061AH3

(35)     Date of First Offering   11/4/2011

(36)     Amount of Total Offering $1,000,000,000

(37)     Unit Price of Offering 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
CC Holdings	7.75	5/1/2017	Telecom-Wireless	4.602
Crown Castle	7.125	11/1/2019	Telecom- Wireless	5.397
Cricket	7.75	5/15/2016	Telecom- Wireless	6.858

(8)     Underwriting Spread or Commission 1.875%

(9)     Years of Issuer’s Operations   > 3 years

(10)   Trade Date 11/4/2011

(11)   Portfolio Assets on Trade Date$540,625,209

(12)   Price Paid per Unit 100

(13)   Total Price Paid by Portfolio    675,000 bonds @ $100.00 = $675,000.00

(14)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

5,000,000 @ $100.00 = $5,000,000.00

(15)   % of Portfolio Assets Applied to Purchase

0.125

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 3 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:   11/4/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Lead Syndicate Manager:               Bank of America,

      Barclays,                                       Citigroup,

      Wells Fargo Securities

Co-Managers:                                  CRT Capital,

      Goldman Sachs,                            Morgan Stanley,

      Scotia Capital

(38)                 Names of Issuers Tenet Healthcare

(39)     Title of Securities Tenet Healthcare 6.25%

(40)     Cusip     88033GBN9

(41)     Date of First Offering   11/4/2011

(42)     Amount of Total Offering $900,000,000

(43)     Unit Price of Offering 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
DaVita	6.375	11/1/2018	Healthcare Facilities	6.303
Omnicare	6.875	12/15/2015	Healthcare Facilities	6.322
Universal Health	7.125	6/30/2016	Healthcare Facilities	5.04

(8)     Underwriting Spread or Commission 1.663

(9)     Years of Issuer’s Operations   > 3 years

(10)   Trade Date 11/4/2011

(11)   Portfolio Assets on Trade Date $540,575,979

(12)   Price Paid per Unit        $100.00

(13)   Total Price Paid by Portfolio    1,050,000 bonds @ $100.00 = $1,050,000.00

(14)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

9,000,000 bonds @ $100.00 = $9,000,000.00

(15)   % of Portfolio Assets Applied to Purchase

0.194

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 3 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     11/4/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

         Joint Lead Managers-Books:        BNP Paribas,

               Citigroup,                                    JP Morgan,

               RBC Capital,                               RBS Securities,

               Wells Fargo Securities

(44)                 Names of Issuers Windstream Corp 7.5%

(45)     Title of Securities Windstream 7.5%

(46)     Cusip          97381WAV6

(47)     Date of First Offering   11/7/2011

(48)     Amount of Total Offering         $500,000,000

(49)     Unit Price of Offering 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
Century Link	6.45	6/15/2021	Telecom- Integrated Services	6.596
Embarq Corp	7.082	6/1/2016	Telecom- Integrated Services	4.777
Equinix	7	7/15/2021	Telecom- Integrated Services	6.151

(8)     Underwriting Spread or Commission 1.75%

(9)     Years of Issuer’s Operations   > 3 years

(10)   Trade Date 11/7/2011

(11)   Portfolio Assets on Trade Date$540,995,566

(12)   Price Paid per Unit        $100.00

(13)   Total Price Paid by Portfolio    575,000 bonds @ $100 = $575,000.00

(14)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

3,500,000 bonds @ 100 = $3,500,000.00

(15)   % of Portfolio Assets Applied to Purchase

0.106

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 3 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     11/7/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books                             CIBC World Markets

     HSBC Securities                                              JP Morgan Securities

     RBS Securities Inc

Co-Manager(s)                                                   Barclays Capital

     BMO Capital Markets Corp                             Citigroup Global Markets Inc

     Desjardins Securities Inc                                   Deutsche Bank Securities Inc

     Merrill Lynch, Pierce, Fenner & Smith Inc         National Bank Financial Inc

     Natixis Securities Americas LLC                       RBC Capital Markets LLC

     Scotia Capital (USA) Inc                                  TD Securities (USA) LLC

     UBS Securities LLC                                         Wells Fargo Securities LLC

(2)         Names of Issuers: Canadian Imperial Bank of Commerce

(3)         Title of Securities: CM 1.5 12/12/14 C# 136069EH0

(4)         Date of First Offering: 12/05/11

(5)         Amount of Total Offering:  $2,000,000,000

(6)         Unit Price of Offering: $100.00

Comparable Securities

1) Bank of Nova Scotia – C# 064159AL0

2) Bank of Montreal - C# 06366QGJ0

3) Royal Bank of Canada – C# 78008TXA7

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.25%).

(8)     Years of Issuer’s Operations:  145

(9)     Trade Date: 12/05/11

(10)   Portfolio Assets on Trade Date: $ 586,857,821.07

(11)   Price Paid per Unit: $100

(12)   Total Price Paid by Portfolio:

1,710,000 bonds @ $100 = $1,710,000

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        50,000,000 bonds @ $100 = $50,000,000

(14)   % of Portfolio Assets Applied to Purchase

         0.291%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         145 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     12/5/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books                      Barclays Capital

      Goldman Sachs & Co                               JP Morgan Securities

      Merrill Lynch Pierce Fenner & Smit

Co-Manager(s)                                            HSBC Securities

      Mitsubishi UFJ Securities USA Inc            Mizuho Securities USA Inc

      RBC Capital Markets LLC                       SMBC Nikko Capital Markets Ltd

      US Bancorp Investments Inc                    Wells Fargo Securities LLC

(2)         Names of Issuers: Gilead Sciences Inc

(3)         Title of Securities: GILD 5.65 12/01/41 C# 375558AS2

(4)         Date of First Offering: 12/6/11

(5)         Amount of Total Offering:  $1,000,000,000

(6)         Unit Price of Offering: $99.773

Comparable Securities

1) Amgen Inc – C# 031162BK5

2) Becton Dickinson - C# 075887AX7

3) Medtronic Inc – C# 585055AT3

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)     Years of Issuer’s Operations:  25

(9)     Trade Date: 12/6/11

(10)   Portfolio Assets on Trade Date: $ 586,566,975.34

(11)   Price Paid per Unit: $99.773

(12)   Total Price Paid by Portfolio:

635,000 bonds @ $99.773 = $633,558.55

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        30,000,000 bonds @ $99.773 = $29,931,990.00

(14)   % of Portfolio Assets Applied to Purchase

         0.108%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         25 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     12/6/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books                     Goldman Sachs & Co

      JP Morgan Securities                               Morgan Stanley

Co-Manager(s)                                           Bank of America Merrill Lynch

      BNP Paribas                                           Citigroup Global Markets Inc

      Credit Suisse                                           HSBC Securities

      Mizuho Securities USA Inc                      RBS Securities Corp

      Wells Fargo Securities LLC

(2)         Names of Issuers: Hewlett-Packard Co

(3)         Title of Securities: HPQ 4.65 12/09/21 C# 428236BV4

(4)         Date of First Offering: 12/6/11

(5)         Amount of Total Offering:  $1,500,000,000

(6)         Unit Price of Offering: $99.707

Comparable Securities

1) Dell Inc – C# 24702RAQ4

2) Applied Materials Inc - C# 038222AF2

3) AT&T Inc – C# 00206RAZ5

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.45%).

(8)     Years of Issuer’s Operations:  72

(9)     Trade Date: 12/6/11

(10)   Portfolio Assets on Trade Date: $ 586,566,975.34

(11)   Price Paid per Unit: $99.707

(12)   Total Price Paid by Portfolio:

         505,000 bonds @ $99.707 = $503,520.35

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        36,000,000 bonds @ $99.707 = $35,894,520.00

(14)   % of Portfolio Assets Applied to Purchase

         0.086%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         72 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     12/6/2011

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books               JP Morgan Securities

   UBS Securities LLC                             Wells Fargo Securities LLC\

Co-Manager(s)                                     BNP Paribas Securities Corp

   Deutsche Bank Securities Inc                US Bancorp Investments Inc

(2)         Names of Issuers: Southwestern Electric Power

(3)         Title of Securities: AEP 3.55 2/15/22 C#845437BM3

(4)         Date of First Offering: 1/31/12

(5)         Amount of Total Offering:  $275,000,000

(6)         Unit Price of Offering: $99.589

Comparable Securities

1) Enterprise Products Oper – C#29379VAU7

2) Plains All American Pipeline - C#72650RAY8

3) Enbridge Energy Partners– C#29250RAU0

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).

(8)     Years of Issuer’s Operations:  106

(9)     Trade Date: 1/31/12

(10)   Portfolio Assets on Trade Date: $612,600,535.19

(11)   Price Paid per Unit: $99.589

(12)   Total Price Paid by Portfolio:

1,210,000 bonds @ $99.589 = $1,205,026.90

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        35,000,000 bonds @ $99.589 = $34,856,150.00

(14)   % of Portfolio Assets Applied to Purchase

         0.198%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         106 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     1/31/2012

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books                  Bank of America Merrill Lynch

   Barclays Capital                                      Morgan Stanley

   Scotia Capital Inc                                    UBS

Co-Manager(s)                                        BMO Capital Markets Corp

   CIBC World Markets                             Citigroup Global Markets Inc

   Desjardins Securities Inc                          Goldman Sachs & Co

   JP Morgan                                              National Bank of Canada (US)

   RBC Capital Markets                              TD Securities

   Wells Fargo Securities LLC

(2)         Names of Issuers: Bank of Nova Scotia

(3)         Title of Securities: BNS 1.95 1/30/17 C#06415CAC3

(4)         Date of First Offering: 1/20/12

(5)         Amount of Total Offering:  $2,500,000,000

(6)         Unit Price of Offering: $99.872

Comparable Securities

1) Ontario Province – C#683234DP0

2) Toronto-Dominion Bank - C# 89114QAB4

3) Royal Bank of Canada – C#78008K5V1

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.35%).

(8)     Years of Issuer’s Operations:  180

(9)     Trade Date: 1/20/12

(10)   Portfolio Assets on Trade Date: $604,091,213.56

(11)   Price Paid per Unit: $99.872

(12)   Total Price Paid by Portfolio:

         950,000 bonds @ $99.872 = $948,784.00

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        25,000,000 bonds @ $99.872 = $24,968,000.00

(14)   % of Portfolio Assets Applied to Purchase

         0.157%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         180 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     1/20/2012

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

   Barclays Capital                                   BMO Capital Markets Corp

   HSBC Securities                                  JP Morgan Securities

Co-Manager(s)

   Bank of America Merrill Lynch             CIBC

   Credit Suisse                                        Desjardins Securities Inc

   Morgan Stanley                                    National Bank of Canada

   RBC Capital Markets                           RBS Securities Corp

   Scotia Capital Inc                                 Societe Generale

   TD Securities                                        UBS Securities LLC

   Wells Fargo & Co

(2)         Names of Issuers: Bank of Montreal

(3)         Title of Securities: BMO 1.95 1/30/17 C# 063679ZT4

(4)         Date of First Offering: 1/23/12

(5)         Amount of Total Offering:  $2,000,000,000

(6)         Unit Price of Offering: $99.825

Comparable Securities

1) Ontario Province – C#683234DP0

2) Toronto-Dominion Bank - C# 89114QAB4

3) Royal Bank of Canada – C#78008K5V1

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.35%).

(8)     Years of Issuer’s Operations:  195

(9)     Trade Date: 1/23/12

(10)   Portfolio Assets on Trade Date: $604,168,846.29

(11)   Price Paid per Unit: $99.825

(12)   Total Price Paid by Portfolio:

970,000 bonds @ $99.825 = $968,302.50

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        25,000,000 bonds @ $99.825 = $24,956,250.00

(14)   % of Portfolio Assets Applied to Purchase

         0.160%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         195 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     1/23/2012

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books                        Citigroup Global Markets Inc

Sr Co-Manager(s)                                          Deutsche Bank Securities Inc

              Goldman Sachs & Co                                  Nomura Securities International

              UBS Securities LLC

Co-Manager(s)                                              ANZ Securities

              Banca IMI                                                   Barclays Capital

              BNP Paribas Securities Corp                       BNY Mellon Capital Markets LLC

              CastleOak Securities LP                              Commerz Markets LLC

              Drexel Hamilton LLC                                   Lloyds Securities Inc

              MFR Securities Inc                                      MR Beal & Co

              nabSecurities LLC                                       RBC Capital Markets LLC

              RBS Securities Inc                                       SMBC Nikko Capital Markets Ltd

              TD Securities USA LLC                              Wells Fargo Securities LLC

(2)         Names of Issuers: Citigroup Inc

(3)         Title of Securities: C 4.45  01/10/17 C#172967FW6

(4)         Date of First Offering: 1/3/12

(5)         Amount of Total Offering:  $2,500,000,000

(6)         Unit Price of Offering: $99.863

Comparable Securities

1) Morgan Stanley – C# 617446C23

2) Goldman Sachs - C# 38144LAB6

3) JPMorgan Chase – C# 46625HHX1

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.325%).

(8)     Years of Issuer’s Operations:  200

(9)     Trade Date: 1/3/12

(10)   Portfolio Assets on Trade Date: $ 595,369,754.11

(11)   Price Paid per Unit: $99.863

(12)   Total Price Paid by Portfolio:

1,870,000 bonds @ $99.863 = $1,867,438.10

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

74,000,000 bonds @ $99.863 = $73,898,620

(14)   % of Portfolio Assets Applied to Purchase

            0.314%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         200 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     1/3/2012

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books               Credit Suisse Securities USA LLC

   JP Morgan Securities                            UBS Securities LLC

   Wells Fargo Securities LLC

Co-Manager(s)                                     BNP Paribas Securities Corp

   DNB Nor Markets Inc                         Merrill Lynch Pierce Fenner & Smith

   Mitsubishi UFJ Securities USA Inc       PNC Capital Markets

   RBS Securities Inc                                SunTrust Robinson Humphrey Inc

   US Bancorp Investments Inc

(2)         Names of Issuers: Energy Transfer Partners

(3)         Title of Securities: ETP 5.2 2/1/22 C#29273RAQ2

(4)         Date of First Offering: 1/9/12

(5)         Amount of Total Offering:  $1,000,000,000

(6)         Unit Price of Offering: $99.758

Comparable Securities

1) Enterprise Products Oper – C#29379VAU7

2) Plains All American Pipeline - C#72650RAY8

3) Enbridge Energy Partners– C#29250RAU0

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).

(8)     Years of Issuer’s Operations:  17

(9)     Trade Date: 1/9/12

(10)   Portfolio Assets on Trade Date: $598,518,302.77

(11)   Price Paid per Unit: $99.758

(12)   Total Price Paid by Portfolio:

         340,000 bonds @ $99.758 = $339,177.20

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        20,000,000 bonds @ $99.758 = $19,951,600

(14)   % of Portfolio Assets Applied to Purchase

         0.057%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         17 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     1/9/2012

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books               Credit Suisse Securities USA LLC

   JP Morgan Securities                            UBS Securities LLC

   Wells Fargo Securities LLC

Co-Manager(s)                                     BNP Paribas Securities Corp

   DNB Nor Markets Inc                         Merrill Lynch Pierce Fenner & Smit

   Mitsubishi UFJ Securities USA Inc       PNC Capital Markets

   RBS Securities Inc                                SunTrust Robinson Humphrey Inc

   US Bancorp Investments Inc

(2)         Names of Issuers: Energy Transfer Partners

(3)         Title of Securities: ETP 6.5 2/1/42 C#29273RAR0

(4)         Date of First Offering: 1/9/12

(5)         Amount of Total Offering:  $1,000,000,000

(6)         Unit Price of Offering: $99.642

Comparable Securities

1) Enterprise Products Oper – C#29379VAV5

2) Enbridge Energy Partners - C#29250RAT3

3) Kinder Morgan Energy Partners – C#494550BH8

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)     Years of Issuer’s Operations:  17

(9)     Trade Date: 1/9/12

(10)   Portfolio Assets on Trade Date: $598,518,302.77

(11)   Price Paid per Unit: $99.642

(12)   Total Price Paid by Portfolio: 340,000  bonds @ $99.642 = $338,782.80

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        18,000,000 bonds @ $99.642 = $17,935,560.00

(14)   % of Portfolio Assets Applied to Purchase

         0.057%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         17 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     1/9/2012

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

         Joint Lead Managers-Books               Citigroup Global Markets Inc

            RBS Securities Inc                                UBS Securities LLC

Sr Co-Manager(s)                                 Credit Agricole Securities USA Inc

   Credit Suisse Securities USA LLC        Goldman Sachs & Co

   Morgan Stanley & Co Inc                     Wells Fargo Securities LLC

Co-Manager(s)                                     BNY Mellon Capital Markets LLC

   KeyBanc Capital Markets                    PNC Capital Markets

   Scotia Capital Inc                                 SunTrust Robinson Humphrey Inc

   US Bancorp Investments Inc

(2)         Names of Issuers: HCP Inc

(3)         Title of Securities: HCP 3.75 2/1/19 C#40414LAF6

(4)         Date of First Offering: 1/18/12

(5)         Amount of Total Offering:  $450,000,000

(6)         Unit Price of Offering: $99.523

Comparable Securities

1) Ventas Realty LP – C#92276MAW5

2) Health Care REIT Inc - C#42217KAW6

3) Boston Properties LP – C# 10112RAS3

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.625%).

(8)     Years of Issuer’s Operations:  27

(9)     Trade Date: 1/18/12

(10)   Portfolio Assets on Trade Date: $603,317,928.52

(11)   Price Paid per Unit: $99.523

(12)   Total Price Paid by Portfolio:

515,000 bonds @ $99.523 = $512,543.45

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

30,000,000 bonds @ $99.523 = $29,856,900.00

(14)   % of Portfolio Assets Applied to Purchase

         0.085%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         27 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     1/18/2012

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

   JP Morgan Securities                            Merrill Lynch Pierce Fenner & Smith

   Wells Fargo Securities LLC

Sr Co-Manager(s)

   Barclays Capital                                   Deutsche Bank Securities Inc

   Mitsubishi UFJ Securities USA Inc       Morgan Stanley & Co Inc

   RBS Securities Inc                                UBS Securities LLC

   US Bancorp Investments Inc

Co-Manager(s)

   Bosc Inc                                               RBC Capital Markets LLC

(2)         Names of Issuers: ONEOK Inc

(3)         Title of Securities: OKE 4.25 2/1/22 C#682680AQ6

(4)         Date of First Offering: 1/23/12

(5)         Amount of Total Offering:  $700,000,000

(6)         Unit Price of Offering: $99.951

Comparable Securities

1) Enterprise Products Oper – C#29379VAU7

2) Plains All American Pipeline - C#72650RAY8

3) Enbridge Energy Partners– C#29250RAU0

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).

(8)     Years of Issuer’s Operations:  106

(9)     Trade Date: 1/23/12

(10)   Portfolio Assets on Trade Date: $604,168,846.29

(11)   Price Paid per Unit: $99.951

(12)   Total Price Paid by Portfolio:

690,000 bonds @ $99.951 = $689,661.90

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        23,000,000 bonds @ $99.951 = $22,988,730.00

(14)   % of Portfolio Assets Applied to Purchase

         0.114%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         106 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     1/23/2012

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books                  Barclays Capital

   HSBC Securities                                     RBS Securities Corp

   Scotia Capital Inc                                    UBS Securities LLC

Senior Co-Lead Manager(s)                   Citigroup Global Markets Inc

   Goldman Sachs & Co                              JP Morgan

   Morgan Stanley & Co                             Merrill Lynch, Pierce, Fenner & Smith Inc

   Wells Fargo Securities LLC

Co-Lead Manager(s)                               BMO Capital Markets Corp

   BB&T Capital Markets                           Stringfellow, LLC

   CIBC World Markets                             BNY Mellon Capital Markets

   ANZ Securities                                        Lloyd’s Securities Inc.

   RBC Capital Markets                              TD Securities

   NABSecurities LLC                                SunTrust Robinson Humphrey, Inc.

   RB International Markets LLC

(2)         Names of Issuers: UBS AG London

(3)         Title of Securities: UBS 1.875 1/23/15 C#902674MY3

(4)         Date of First Offering: 1/23/12

(5)         Amount of Total Offering:  $1,500,000,000

(6)         Unit Price of Offering: $99.50

Comparable Securities

1) Ontario Province – C#683234DP0

2) Toronto-Dominion Bank - C# 89114QAB4

3) Royal Bank of Canada – C#78008K5V1

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.25%).

(8)     Years of Issuer’s Operations:  158

(9)     Trade Date: 1/23/12

(10)   Portfolio Assets on Trade Date: $604,168,846.29

(11)   Price Paid per Unit: $99.50

(12)   Total Price Paid by Portfolio:

         1,225,000 bonds @ $99.50 = $1,218,875.00

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        38,000,000 bonds @ $99.50 = $37,810,000

(14)   % of Portfolio Assets Applied to Purchase

         0.202%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         158 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     1/23/2012

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books:

      Citigroup,                                          Credit Suisse,

      JP Morgan,                                       Wells Fargo

(50)                 Names of Issuers: Amerigas Partners 6.75%

(51)     Title of Securities: APU 6.75%

(52)     Cusip:  03077JAA8

(53)     Date of First Offering: 1/5/2012

(54)     Amount of Total Offering: $550,000,000

(55)     Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
El Paso Corp	7.25	6/1/2018	Gas Distribution	5.431
Southern Natural Gas	7.35	2/15/2031	Gas Distribution	5.985
Tennessee Gas	7.5	4/1/2017	Gas Distribution	3.435

(8)     Underwriting Spread or Commission: 1.47%

(9)     Years of Issuer’s Operations: > 3 years

(10)   Trade Date: 1/5/2012

(11)   Portfolio Assets on Trade Date: $558,640,197

(12)   Price Paid per Unit: 100

(13)   Total Price Paid by Portfolio: 150,000 bonds @ $100 = $150,000

(14)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

1,000,000 bonds @ $100 = $1,000,000

(15)   % of Portfolio Assets Applied to Purchase

0.02%

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 3 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     1/5/2012

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books:              Citigroup,

   Credit Suisse,                                       JP Morgan,

   Wells Fargo

(56)                 Names of Issuers: Amerigas Partners 7%

(57)     Title of Securities: APU 7%

(58)     Cusip: 03077JAB6

(59)     Date of First Offering: 1/5/2012

(60)     Amount of Total Offering: $1,000,000,000

(61)     Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
El Paso Corp	7.25	6/1/2018	Gas Distribution	5.431
Southern Natural Gas	7.35	2/15/2031	Gas Distribution	5.985
Tennessee Gas	7.5	4/1/2017	Gas Distribution	3.435

(8)     Underwriting Spread or Commission: 1.47%

(9)     Years of Issuer’s Operations: > 3 years

(10)   Trade Date: 1/5/2012

(11)   Portfolio Assets on Trade Date: $558,640,197

(12)   Price Paid per Unit: 100

(13)   Total Price Paid by Portfolio: 125,000 bonds @ $100 = $125,000

(14)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

1,000,000 bonds @ $100 = $1,000,000

(15)   % of Portfolio Assets Applied to Purchase

0.02%

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 3 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     1/5/2012

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Manager:                            Barclays Capital,

            Credit Suisse,                                       Wells Fargo Securities

Sr/Co-Managers:                                  BNP Paribas,

            Credit Agricole,                                    DNB Markets,

            Natixis,                                                 Nordea Bank,

            UniCredit Capital,                                 HSBC,

            ING Financial Markets,                        Morgan Keegan & Co

(62)                 Names of Issuers: Atwood Oceanics 6.5%

(63)     Title of Securities: ATW 6.5%

(64)     Cusip: 050095AM0

(65)     Date of First Offering: 1/12/2012

(66)     Amount of Total Offering: $450,000,000

(67)     Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
Plains Exploration	7.625	4/1/2020	Energy – Exploration & Production	5.782
Newfield Exploration	6.875	2/1/2020	Energy – Exploration & Production	5.405
Pioneer Natural	7.5	1/15/2020	Energy – Exploration & Production	4.837

(8)     Underwriting Spread or Commission: 2%

(9)     Years of Issuer’s Operations: > 3 years

(10)   Trade Date: 1/12/2012

(11)   Portfolio Assets on Trade Date: $563,831,608

(12)   Price Paid per Unit: $100

(13)   Total Price Paid by Portfolio

         250,000 bonds @ $100 = $250,000

(14)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

3,500,000 bonds @ $100 = $3,500,000

(15)   % of Portfolio Assets Applied to Purchase

0.04%

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 3 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     1/12/2012

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Manager:

            JPMorgan,                                           Wells Fargo

(68)                 Names of Issuers: Lamar Media 5.875%

(69)     Title of Securities: LAMR 5.875%

(70)     Cusip: 513075AZ4

(71)     Date of First Offering: 1/26/2012

(72)     Amount of Total Offering: $500,000,000

(73)     Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
Belo Corp	7.75	6/1/2027	Media	8.766
Clear Channel	7.25	10/15/2027	Media	17.009
Umbrella	9.75	3/15/2015	Media	8.396

(8)     Underwriting Spread or Commission: 2%

(9)     Years of Issuer’s Operations: > 3 years

(10)   Trade Date: 1/26/2012

(11)   Portfolio Assets on Trade Date: $578,710,799

(12)   Price Paid per Unit: 100

(13)   Total Price Paid by Portfolio: 325,000 bonds @ $100 = $325,000

(14)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

2,000,000 bonds @ $100 = $2,000,000

(15)   % of Portfolio Assets Applied to Purchase

0.056%

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 3 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     1/26/2012

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

         Lead Syndicate Manager:                    Bank of America,

            Citigroup                                              Credit Suisse,   Deutsche Bank,

            Morgan Stanley,                                   Wells Fargo Securities

(74)                 Names of Issuers: Level 3 Financing 8.625%

(75)     Title of Securities: LVLT 8.625%

(76)     Cusip: 527298AS2

(77)     Date of First Offering: 1/10/2012

(78)     Amount of Total Offering: $900,000,000

(79)     Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
Century Link	6.45	6/15/2021	Telecom- Integrated Services	6.312
Embarq Corp	7.082	6/1/2016	Telecom- Integrated Services	4.856
Equinix	7	7/15/2021	Telecom- Integrated Services	5.936

(8)     Underwriting Spread or Commission: 2%

(9)     Years of Issuer’s Operations: > 3 years

(10)   Trade Date: 1/10/2012

(11)   Portfolio Assets on Trade Date: $561,822,234

(12)   Price Paid per Unit: 100

(13)   Total Price Paid by Portfolio: 400,000 bonds @ $100 = $400,000

(14)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         2,000,000 bonds @ $100 = $2,000,000

(15)   % of Portfolio Assets Applied to Purchase

         0.07%

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 3 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     1/10/2012

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Lead Syndicate Manager:                    Bank of America,

  Barclays, Citigroup,                              Deutsche Bank,

  RBS                                                     JP Morgan,

  Morgan Stanley,                                   RBC Capital,

  Wells Fargo,                                         Banco Bilbao,

  Comerica Securities,                             ING Bank,

  Natixis Sec,                                          US Bancorp

(80)                 Names of Issuers: Targa Resources 6.375%

(81)     Title of Securities: NGLS 6.375%

(82)     Cusip: 87612BAJ1

(83)     Date of First Offering: 1/26/2012

(84)     Amount of Total Offering: $400,000,000

(85)     Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
El Paso Corp	7.25	6/1/2018	Gas Distribution	5.149
Southern Natural Gas	7.35	2/15/2031	Gas Distribution	5.966
Tennessee Gas	7.5	4/1/2017	Gas Distribution	3.403

(8)     Underwriting Spread or Commission: 1%

(9)     Years of Issuer’s Operations: > 3 years

(10)   Trade Date: 1/26/2012

(11)   Portfolio Assets on Trade Date: $578,710,840

(12)   Price Paid per Unit: 100

(13)   Total Price Paid by Portfolio: 150,000 bonds @ $100 = $150,000

(14)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

1,500,000 bonds @ $100 = $1,500,000

(15)   % of Portfolio Assets Applied to Purchase

0.026%

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 3 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     1/26/2012

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Lead Syndicate Manager:                 Barclays Capital,

   Credit Suisse,                                    JP Morgan,

   Wells Fargo                                       PNC Capital, SunTrust Robinson

(86)                 Names of Issuers: Post Holdings 7.375%

(87)     Title of Securities: Post 7.375%

(88)     Cusip: 737446AA2

(89)     Date of First Offering: 1/27/2012

(90)     Amount of Total Offering: $775,000,000

(91)     Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
B&G Foods	7.625	1/1/2018	Food- Wholesale	5.157
Dean Foods	9.75	12/15/2018	Food- Wholesale	7.451
Dole Foods	8.75	7/15/2013	Food- Wholesale	3.787

(8)     Underwriting Spread or Commission: 1.5%

(9)     Years of Issuer’s Operations: > 3 years

(10)   Trade Date: 1/27/2012

(11)   Portfolio Assets on Trade Date: $579,656,056

(12)   Price Paid per Unit: 100

(13)   Total Price Paid by Portfolio: 850,000 bonds @ $100 = $850,000

(14)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

4,000,000 bonds @ $100 = $4,000,000

(15)   % of Portfolio Assets Applied to Purchase

0.15%

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 3 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     1/27/2012

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books                  Bank of America Merrill Lynch

   Citigroup Global Markets Inc                   Credit Agricole Corp and Inv Bank/

   Credit Suisse                                           Deutsche Bank Securities Inc

   Mitsubishi UFJ Securities USA Inc          Mizuho Securities USA Inc

   Morgan Stanley                                       RBS Securities Corp

   Scotia Capital Inc                                    SMBC Securities

   SunTrust Robinson Humphrey                  Wells Fargo Securities LLC

(2)         Names of Issuers: Aristotle Holding Inc

(3)         Title of Securities: ESRX 2.1 2/12/ C#04044TAG1

(4)         Date of First Offering: 2/6/12

(5)         Amount of Total Offering:  $1,000,000,000

(6)         Unit Price of Offering: $99.508

Comparable Securities

1) Bank of Nova Scotia – C# 064159AL0

2) Bank of Montreal - C# 06366QGJ0

3) Royal Bank of Canada – C# 78008TXA7

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.40%).

(8)     Years of Issuer’s Operations:  26

(9)     Trade Date: 2/6/12

(10)   Portfolio Assets on Trade Date: $617,284,432.22

(11)   Price Paid per Unit: $99.508

(12)   Total Price Paid by Portfolio:

         1,390,000 bonds @ $99.508 = $1,383,161.20

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        67,000,000 bonds @ $99.508 = $66,670,360.00

(14)   % of Portfolio Assets Applied to Purchase

         0.224%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         26 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     2/6/2012

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books                  Bank of America Merrill Lynch

   Citigroup Global Markets Inc                   Credit Agricole Corp and Inv Bank/

   Credit Suisse                                           Deutsche Bank Securities Inc

   Mitsubishi UFJ Securities USA Inc          Mizuho Securities USA Inc

   Morgan Stanley                                       RBS Securities Corp

   Scotia Capital Inc                                    SMBC Securities

   SunTrust Robinson Humphrey                  Wells Fargo Securities LLC

(2)         Names of Issuers: Aristotle Holding Inc

(3)         Title of Securities: ESRX 2.65 2/15/17 C#04044TAL0

(4)         Date of First Offering: 2/6/12

(5)         Amount of Total Offering:  $1,500,000,000

(6)         Unit Price of Offering: $99.025

Comparable Securities

1) PEPSICO INC – C# 713448BT4

2) WAL-MART STORES INC - C# 931142DC4

3) ANHEUSER-BUSCH INBEV WOR – C# 03523TBA5

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.60%).

(8)     Years of Issuer’s Operations:  26

(9)     Trade Date: 2/6/12

(10)   Portfolio Assets on Trade Date: $617,284,432.22

(11)   Price Paid per Unit: $99.025

(12)   Total Price Paid by Portfolio:

         1,560,000 bonds @ $99.025 = $1,544,790

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        60,000,000 bonds @ $99.025 = $59,415,000.00

(14)   % of Portfolio Assets Applied to Purchase

         0.250%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         26 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     2/6/2012

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books                  Bank of America Merrill Lynch

   Citigroup Global Markets Inc                   Credit Agricole Corp and Inv Bank/

   Credit Suisse                                           Deutsche Bank Securities Inc

   Mitsubishi UFJ Securities USA Inc          Mizuho Securities USA Inc

   Morgan Stanley                                       RBS Securities Corp

   Scotia Capital Inc                                    SMBC Securities

   SunTrust Robinson Humphrey                  Wells Fargo Securities LLC

(2)         Names of Issuers: Aristotle Holding Inc

(3)         Title of Securities: ESRX 3.9 2/15/22 C#04044TAJ5

(4)         Date of First Offering: 2/6/12

(5)         Amount of Total Offering:  $1,000,000,000

(6)         Unit Price of Offering: $97.847

Comparable Securities

1) Enterprise Products Oper – C#29379VAU7

2) Plains All American Pipeline - C#72650RAY8

3) Enbridge Energy Partners– C#29250RAU0

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).

(8)     Years of Issuer’s Operations:  26

(9)     Trade Date: 2/6/12

(10)   Portfolio Assets on Trade Date: $617,284,432.22

(11)   Price Paid per Unit: $97.847

(12)   Total Price Paid by Portfolio:

         520,000 bonds @ $97.847 = $508,804.40

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        29,000,000 bonds @ $97.847 = $28,375,630.00

(14)   % of Portfolio Assets Applied to Purchase

         0.082%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         26 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     2/6/2012

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books                  HSBC Securities

Co-Manager(s)                                        BMO Capital Markets Corp

   BNY Mellon Capital Markets LLC          CIBC World Markets

   Citigroup Global Markets Inc                   Comerica Securities

   Fifth Third Securities Inc                          Goldman Sachs & Co

   JP Morgan Securities                               Morgan Stanley & Co Inc

   RBC Capital Markets LLC                      Scotia Capital Inc

   US Bancorp Investments Inc                    Wells Fargo Securities LLC

(2)         Names of Issuers: HSBC USA INC

(3)         Title of Securities: HSBC 2.375 2/13/15 C#40428HPG1

(4)         Date of First Offering: 2/8/12

(5)         Amount of Total Offering:  $2,250,000,000

(6)         Unit Price of Offering: $99.787

Comparable Securities

1) Bank of Nova Scotia – C# 064159AL0

2) Bank of Montreal - C# 06366QGJ0

3) Royal Bank of Canada – C# 78008TXA7

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.25%).

(8)     Years of Issuer’s Operations:  21

(9)     Trade Date: 2/8/12

(10)   Portfolio Assets on Trade Date: $618,458,930.99

(11)   Price Paid per Unit: $99.787

(12)   Total Price Paid by Portfolio:

         1,740,000 bonds @ $99.787 = $1,736,293.80

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         77,500,000 bonds @ $99.787 = $77,334,925.00

(14)   % of Portfolio Assets Applied to Purchase

0.281%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         21 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     2/8/2012

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books                  J.P. Morgan Securities LLC

   Merrill Lynch, Pierce, Fenner & Smith Incorporated

Co-Manager(s)                                        Credit Suisse Securities (USA) LLC

   Deutsche Bank Securities Inc.                  HSBC Securities (USA) Inc.

   RBS Securities Inc.                                  SunTrust Robinson Humphrey, Inc.

   Wells Fargo Securities, LLC                    Barclays Capital Inc.

   BNP Paribas Securities Corp.                  Citigroup Global Markets Inc.

   Goldman, Sachs & Co.                            Mitsubishi UFJ Securities (USA), Inc.

   Scotia Capital (USA) Inc.                        U.S. Bancorp Investments, Inc

(2)         Names of Issuers: Marriott International

(3)         Title of Securities: MAR 3 3/1/19

(4)         Date of First Offering: 2/22/12

(5)         Amount of Total Offering:  $400,000,000

(6)         Unit Price of Offering: $98.92

Comparable Securities

1) Wyndman Worldwide, C#98310WAJ7

2) Starwood Hotels, C#85590AAN4

3) Hyatt Hotels, C#448579AD4

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.625%).

(8)     Years of Issuer’s Operations:  85

(9)     Trade Date: 2/22/12

(10)  Portfolio Assets on Trade Date: $624,251,823.78

(11)   Price Paid per Unit: $98.92

(12)   Total Price Paid by Portfolio:

         420,000 bonds @ $98.92 = $415,464

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        12,000,000 bonds @ $98.92 = $11,870,400

(14)   % of Portfolio Assets Applied to Purchase

         0.067%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         85 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     2/22/2012

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books                  Banc of America Securities LLC

   JP Morgan                                              Wells Fargo & Co.

Co-Manager(s)

(2)         Names of Issuers: Rock-Tenn Co.

(3)         Title of Securities: RKT 4.9 3/01/22 C#772739AK4

(4)         Date of First Offering: 2/14/12

(5)         Amount of Total Offering:  $400,000,000

(6)         Unit Price of Offering: $99.810

Comparable Securities

1) Ball Corporation – C#058498AR7

2) International Paper - C# 460146CG6

3) Dow Chemical– C#260543CF8

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).

(8)     Years of Issuer’s Operations:  76

(9)     Trade Date: 2/14/12

(10)   Portfolio Assets on Trade Date: $622,263,624.29

(11)   Price Paid per Unit: $99.810

(12)   Total Price Paid by Portfolio:

         305,000 bonds @ $99.810 = $304,420.50

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        11,000,000 bonds @ $99.810 = $10,979,100.00

(14)   % of Portfolio Assets Applied to Purchase

         0.049%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         76 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     2/14/2012

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books                  Bank of America Merrill Lynch

   Barclays Capital                                      Deutsche Bank Securities Inc

   SunTrust Robinson Humphrey                  UBS Investment Bank/US

   Wells Fargo Securities LLC

Co-Manager(s)                                        Banca IMI

   BNY Mellon Capital Markets LLC          CastleOak Securities LP

   Credit Agricole Securities USA Inc          Mizuho Securities USA Inc

   Ramirez & Co Inc

(2)         Names of Issuers: Georgia Power Company

(3)         Title of Securities: SO 4.3 3/15/42 C#373334JW2

(4)         Date of First Offering: 2/29/12

(5)         Amount of Total Offering:  $750,000,000

(6)         Unit Price of Offering: $99.949

Comparable Securities

1) Enterprise Products Oper – C#29379VAV5

2) Enbridge Energy Partners - C#29250RAT3

3) Kinder Morgan Energy Partners – C#494550BH8

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)     Years of Issuer’s Operations:  67

(9)     Trade Date: 2/29/12

(10)   Portfolio Assets on Trade Date: $628,964,535.82

(11)   Price Paid per Unit: $99.949

(12)   Total Price Paid by Portfolio:

         720,000 bonds @ $99.949 = $719,632.80

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        20,000,000 bonds @ $99.949 = $19,989,800

(14)   % of Portfolio Assets Applied to Purchase

         0.114%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         67 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     2/29/2012

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books                  Bank of America Merrill Lynch

   Citigroup Global Markets                        JP Morgan

   RBS Securities Corporation                     Wells Fargo Securities

(2)         Names of Issuers: Southwestern Energy Company

(3)         Title of Securities: SWN 4.1 3/15/22 144A C#845467AF6

(4)         Date of First Offering: 2/29/12

(5)         Amount of Total Offering:  $1,000,000,000

(6)         Unit Price of Offering: $99.877

Comparable Securities

1) Transocean – C#893830BB4

2) Noble Holding Intl. – C#65504LAJ6

3) EQT Corporation – C#26884LAB5

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.12%).

(8)     Years of Issuer’s Operations:  83

(9)     Trade Date: 2/29/12

(10)   Portfolio Assets on Trade Date: $628,964,535.82

(11)   Price Paid per Unit: $99.877

(12)   Total Price Paid by Portfolio:

         720,000 bonds @ $99.877 = $719,114.40

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        30,000,000  bonds @ $99.877 = $29,963,100.00

(14)   % of Portfolio Assets Applied to Purchase

         0.114%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         83 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     2/29/2012

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books                  BNP Paribas Securities Corp

   Morgan Stanley & Co Inc                        RBC Capital Markets LLC

   Wells Fargo Securities LLC

Co-Manager(s)                                        Banca IMI

   BNY Mellon Capital Markets LLC          Lloyds Securities Inc

   Santander Investment Securities               US Bancorp Investments Inc

   Williams Capital Group LP

(2)         Names of Issuers: Viacom Inc.

(3)         Title of Securities: VIA 1.25 2/27/15 C#92553PAK8

(4)         Date of First Offering: 2/23/12

(5)         Amount of Total Offering:  $500,000,000

(6)         Unit Price of Offering: $99.789

Comparable Securities

1) Time Warner, C#887317AJ4

2) Discovery Communications, C#25470DAB5

3) eBay, C#278642AB9

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.25%).

(8)     Years of Issuer’s Operations:  41

(9)     Trade Date: 2/23/12

(10) Portfolio Assets on Trade Date: $625,204,210

(11)   Price Paid per Unit: $99.789

(12)   Total Price Paid by Portfolio:

         440,000 bonds @ $99.789 = $439,071.60

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        28,000,000 bonds @ $99.789 = $27,940,920

(14)   % of Portfolio Assets Applied to Purchase

         0.07%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         41 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     2/23/2012

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books                  Credit Suisse Securities

   Goldman, Sachs & Co.                            J.P. Morgan Securities LLC

Co-Manager(s)                                        Mitsubishi UFJ Securities (USA), Inc.

   nabSecurities, LLC                                  RBS Securities Inc

   Scotia Capital Inc                                    SMBC Nikko Capital Markets Ltd

   SunTrust Robinson Humphrey Inc            US Bancorp Investment Inc

   Wells Fargo Securities LLC

(2)         Names of Issuers: Wyndham Worldwide

(3)         Title of Securities: WYN 4.25 3/1/22 C#98310WAJ7

(4)         Date of First Offering: 2/27/12

(5)         Amount of Total Offering:  $500,000,000

(6)         Unit Price of Offering: $99.807

Comparable Securities

1) Marriott International – C#571903AJ2

2) Starwood Hotels & Resorts - C# 85590AAN4

3) Hyatt Hotels Corporation – C# 448579AD4

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).

(8)     Years of Issuer’s Operations:  6

(9)     Trade Date: 2/27/12

(10)   Portfolio Assets on Trade Date: $628,010,884.97

(11)   Price Paid per Unit: $99.807

(12)   Total Price Paid by Portfolio:

         715,000 bonds @ $99.807 = $713,620.05

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        20,000,000 bonds @ $99.807 = $19,961,400

(14)   % of Portfolio Assets Applied to Purchase

         0.114%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         6 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     2/27/2012

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Lead Book-Running Manager:             Barclays,

   Deutsche Bank,                                      Goldman,

   JP Morgan,                                            Merrill Lynch

Co-Managers:                                        ANZ Securities,

   BNP Paribas,                                         Keybanc,

   PNC Capital,                                         Rabo,

   RBS,                                                     SMBC,

   Unicredit,                                               US Bancorp,

   Wells Fargo

(92)     Names of Issuers: Ball Corp 5%

(93)     Title of Securities: BLL 5%

(94)     Cusip: 058498AR7

(95)     Date of First Offering: 2/24/2012

(96)     Amount of Total Offering: $750,000,000

(97)     Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
Crown Cork & Seal	7.375	12/15/2026	Packaging	6.727
Graphic Package	7.875	10/1/2018	Packaging	5.052
Greif Inc	7.75	8/1/2019	Packaging	5.704

(8)     Underwriting Spread or Commission: 1.375%

(9)     Years of Issuer’s Operations: > 3 years

(10)   Trade Date: 2/24/2012

(11)   Portfolio Assets on Trade Date: $625,720,370

(12)   Price Paid per Unit: 100

(13)   Total Price Paid by Portfolio: 175,000 bonds @ $100 = $175,000

(14)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         2,000,000 bonds @ $100 = $2,000,000.00

(15)   % of Portfolio Assets Applied to Purchase

         0.03%

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 3 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     2/24/2012

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

         Lead Syndicate Manager:                       BNP Paribas,

            Citigroup,                                                Credit Agricole,

            Deutsche Bank,                                       Goldman Sachs,

            Wells Fargo Securities

(98)                 Names of Issuers: Goodyear Tire 7%

(99)     Title of Securities: GT 7%

(100) Cusip: 382550BC4

(101) Date of First Offering: 2/23/2012

(102) Amount of Total Offering: $700,000,000

(103) Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
Lear Corp	8.125	3/15/2020	Auto Parts & Equipment	7.382
American Axle	7.875	3/1/2017	Auto Parts & Equipment	7.875
Arvin Meritor	8.75	3/1/2012	Auto Parts & Equipment	4.695

(8)     Underwriting Spread or Commission: 1.5%

(9)     Years of Issuer’s Operations: > 3 years

(10)   Trade Date: 2/23/2012

(11)   Portfolio Assets on Trade Date: $604,843,686

(12)   Price Paid per Unit: 100

(13)   Total Price Paid by Portfolio: 475,000 bonds @ $100 = $475,000

(14)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

2,750,000 bonds @ $100 = $2,750,000.00

(15)   % of Portfolio Assets Applied to Purchase

0.08%

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 3 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     2/23/2012

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Lead Syndicate Manager:                       Barclays,

   Citigroup,                                                Credit Suisse,

   Deutsche Bank,                                       Goldman Sachs,

   JP Morgan,                                             Morgan Stanley,

   Wells Fargo

Co-Manager(s):                                       Credit Agricole,

   RBC Capital,                                           SunTrust

(104)             Names of Issuers: HCA Inc 5.875%

(105) Title of Securities: HCA Inc 5.875%

(106) Cusip: 404121AE5

(107) Date of First Offering: 2/7/2012

(108) Amount of Total Offering: $1,350,000,000

(109) Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
DaVita	6.375	11/1/2018	Healthcare Facilities/Services	5.924
Omnicare	6.875	12/15/2015	Healthcare Facilities/Services	5.476
Universal Health	7.125	6/30/2016	Healthcare Facilities/Services	4.655

(8)     Underwriting Spread or Commission: 1.125%

(9)     Years of Issuer’s Operations: > 3 years

(10)   Trade Date: 2/7/2012

(11)   Portfolio Assets on Trade Date: $624,539,329

(12)   Price Paid per Unit: 100

(13)   Total Price Paid by Portfolio: 500,000 bonds @ $100 = $500,000.00

(14)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

16,000,000 bonds @ $100 = $16,000,000.00

(15)   % of Portfolio Assets Applied to Purchase

0.08%

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 3 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     2/7/2012

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

            Citigroup,                                                Credit Suisse,

            Deutsche Bank,                                       Merrill Lynch,

            Wells Fargo

(110)             Names of Issuers: KB Home 8%

(111) Title of Securities: KBH 8%

(112) Cusip: 48666KAQ2

(113) Date of First Offering: 2/1/2012

(114) Amount of Total Offering: $350,000,000

(115) Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
Lennar Corp	5.95	3/1/2013	Building & Construction	3.102
K Hovnanian	8.625	1/15/2017	Building & Construction	29.058
Centex Corp	6.5	5/1/2016	Building & Construction	5.171

(8)     Underwriting Spread or Commission: 1.625%

(9)     Years of Issuer’s Operations: > 3 years

(10)   Trade Date: 2/1/2012

(11)   Portfolio Assets on Trade Date: $579,656,056

(12)   Price Paid per Unit: 100

(13)   Total Price Paid by Portfolio: 250,000 bonds @ $100 = $250,000.00

(14)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

1,000,000 bonds @ $100 = $1,000,000 bonds

(15)   % of Portfolio Assets Applied to Purchase

0.04%

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 3 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     2/1/2012

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Lead Syndicate Manager:                       Bank of America,

   Citigroup,                                                JP Morgan

Sr/Co-Managers:                                     HSBC,

   Wells Fargo Securities,                            KeyBanc,

   Mitsubishi,                                               Mizuho,

   RBS,                                                       US Bancorp,

   Williams

(116)             Names of Issuers: Limited 5.625%

(117) Title of Securities: LTD 5.625%

(118) Cusip: 532716AU1

(119) Date of First Offering: 2/2/2012

(120) Amount of Total Offering: $1,000,000,000

(121) Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
Toys R Us	7.375	9/1/2016	Specialty Retail	6.135
Advance Auto Parts	5.75	5/1/2020	Specialty Retail	4.823
Woolworth Corp	8.5	1/15/2012	Specialty Retail	9.068

(8)     Underwriting Spread or Commission: 1.375%

(9)     Years of Issuer’s Operations: > 3 years

(10)   Trade Date: 2/2/2012

(11)   Portfolio Assets on Trade Date: $582,704,931

(12)   Price Paid per Unit: $100

(13)   Total Price Paid by Portfolio: 1,975,000 bonds@ $100 = $1,975,000

(14)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

9,000,000 bonds @ $100 = $9,000,000.00

(15)   % of Portfolio Assets Applied to Purchase

0.34%

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 3 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     2/2/2012

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

         Lead Book-Running Manager:               Bank of America,

            JP Morgan,                                             Wells Fargo

(122)             Names of Issuers: Rock-Tenn Co 4.9%

(123) Title of Securities: RKT 4.9%

(124) Cusip: 772739AK4

(125) Date of First Offering: 2/14/2012

(126) Amount of Total Offering: $400,000,000

(127) Unit Price of Offering: 99.81

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
Clearwater	10.625	6/15/2016	Forestry/Paper	4.296
Smurfit	7.5	11/1/2025	Forestry/Paper	7.797
MacMilln Bloedel	7.7	2/15/2026	Forestry/Paper	7.224

(8)     Underwriting Spread or Commission: 0.65%

(9)     Years of Issuer’s Operations: > 3 years

(10)   Trade Date: 2/14/2012

(11)   Portfolio Assets on Trade Date: $595,232,264

(12)   Price Paid per Unit: 99.81

(13)   Total Price Paid by Portfolio: 275,000 bonds @ $99.81 = $274,477.5

(14)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         11,000,000 bonds @ $99.81 = $10,979,100.00

(15)   % of Portfolio Assets Applied to Purchase

         0.05%

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 3 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     2/14/2012

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Lead Syndicate Manager:                       Barclays,

   Deutsche Bank,                                       JP Morgan,

   Merrill Lynch,                                          Wells Fargo

Co-Managers:                                          BMO Capital,

   BNP Paribas,                                          Bosc,

   Capital One,                                            Citigroup,

   Comerica,                                               Credit Agricole,

   Credit Suisse,                                          KeyBank,

   Lloyds,                                                    Mitsubishi,

   Natixis,                                                    RBC Capital,

   Scotia Capital

(128)             Names of Issuers: Range Resources Corp 5%

(129) Title of Securities: RRC 5%

(130) Cusip: 75281AAN9

(131) Date of First Offering: 2/24/2012

(132) Amount of Total Offering: $600,000,000

(133) Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
Plains Exploration	7.625	4/1/2020	Energy - Exploration & Production	4.423
Newfield Exploration	6.875	2/1/2020	Energy - Exploration & Production	4.879
Pioneer Natural Resources	7.5	1/15/2020	Energy - Exploration & Production	4.080

(8)     Underwriting Spread or Commission: 1.75%

(9)     Years of Issuer’s Operations: > 3 years

(10)   Trade Date: 2/24/2012

(11)   Portfolio Assets on Trade Date: $625,720,370

(12)   Price Paid per Unit: 100

(13)   Total Price Paid by Portfolio: $600,000

(14)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

4,000,000 bonds @ $100 = $4,000,000.00

(15)   % of Portfolio Assets Applied to Purchase

0.096%

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 3 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     2/24/2012

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books:              Bank of America,

Barclays,                                              Citigroup,

Deutsche Bank,                                    Goldman Sachs,

JP Morgan,                                          Williams Capital Group

Co-Managers:                                       Scotia Capital,

Wells Fargo & Co

(134)             Names of Issuers: Sprint Nextel Corp

(135) Title of Securities: Sprint 7%

(136) Cusip: 852061AQ3

(137) Date of First Offering: 2/27/2012

(138) Amount of Total Offering: $1,000,000,000

(139) Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
CC Holdings	7.75	5/1/2017	Telecom-Wireless	3.194
Crown Castle	7.125	11/1/2019	Telecom- Wireless	4.628
Cricket	7.75	5/15/2016	Telecom- Wireless	3.480

(8)     Underwriting Spread or Commission: 1.75%

(9)     Years of Issuer’s Operations: > 3 years

(10)   Trade Date: 2/27/2012

(11)   Portfolio Assets on Trade Date: $625,720,370

(12)   Price Paid per Unit: 100

(13)   Total Price Paid by Portfolio: 425,000 bonds @ $100 = $425,000.00

(14)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

1,500,000 bonds @ $100 = $1,500,000.00

(15)   % of Portfolio Assets Applied to Purchase

0.068%

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 3 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     2/27/2012

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Lead Syndicate Manager:                       Bank of America

   Merrill Lynch,                                          Barclays,

   BMO Capital,                                         Citigroup,

   Credit Suisse,                                          Jefferies,

   JP Morgan,                                             Mizuho,

   RBC Capital,                                           Wells Fargo

Co-Managers:                                          BBVA,

   Capital One,                                            Comerica,

   KKR Capital,                                          Mitsubishi,

   SMBC,                                                   TD Securities,

   UBS Securities

(140)             Names of Issuers: Samson Investment Co. 9.75%

(141) Title of Securities: SAIVST 9.75%

(142) Cusip: 796038AA5

(143) Date of First Offering: 2/3/2012

(144) Amount of Total Offering: $2,250,000

(145) Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
Plains Exploration	7.625	4/1/2020	Energy - Exploration & Production	4.730
Newfield Exploration	6.875	2/1/2020	Energy - Exploration & Production	5.557
Pioneer Natural Resources	7.5	1/15/2020	Energy - Exploration & Production	4.602

(8)     Underwriting Spread or Commission: 2.65%

(9)     Years of Issuer’s Operations: > 3 years

(10)   Trade Date: 2/3/2012

(11)   Portfolio Assets on Trade Date: $585,677,028

(12)   Price Paid per Unit: 100

(13)   Total Price Paid by Portfolio: 825,000 bonds @ $100 = $825,000

(14)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

5,000,000 bonds @ $100 = $5,000,000.00

(15)   % of Portfolio Assets Applied to Purchase

0.141%

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 3 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     2/3/2012

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Lead Syndicate Manager:                       BofA,

   Morgan Stanley,                                      Wells Fargo

Co Managers:                                          Credit Suisse,

   HSBC,                                                    Scotiabanc

(146)             Names of Issuers: UR Financing

(147) Title of Securities: UR Financing 5.75%

(148) Cusip: 90321NAA0

(149) Date of First Offering: 2/24/2012

(150) Amount of Total Offering: $750,000,000

(151) Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
Corrections Corp	6.75	1/31/2014	Support- Services	6.676
Iron Mountain	6.625	1/1/2016	Support- Services	6.603
PHH Corp	7.125	3/1/2013	Support- Services	7.383

(8)     Underwriting Spread or Commission: 2%

(9)     Years of Issuer’s Operations: > 3 years

(10)   Trade Date: 2/24/2012

(11)   Portfolio Assets on Trade Date: $625,720,370

(12)   Price Paid per Unit: 100

(13)   Total Price Paid by Portfolio: 175,000 bonds @ $100 = $175,000.00

(14)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

1,500,000 bonds @ $100 = $1,500,000.00

(15)   % of Portfolio Assets Applied to Purchase

0.027%

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 3 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     2/24/2012

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock High Yield Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Lead Syndicate Manager:                       BofA,

Morgan Stanley,                                      Wells Fargo

Co Managers:                                          Credit Suisse,

   HSBC,                                                    Scotiabanc

(152)             Names of Issuers: UR Financing

(153) Title of Securities: UR Financing 7.625%

(154) Cusip: 90321NAC6

(155) Date of First Offering: 2/24/2012

(156) Amount of Total Offering: $1,325,000,000

(157) Unit Price of Offering: 100

Comparable Securities

Description	Par Wtd Coupon	Maturity Date	ML Industry Lvl 4	Yld to Worst
Corrections Corp	6.75	1/31/2014	Support- Services	6.676
Iron Mountain	6.625	1/1/2016	Support- Services	6.603
PHH Corp	7.125	3/1/2013	Support- Services	7.383

(8)     Underwriting Spread or Commission: 2.25%

(9)     Years of Issuer’s Operations: > 3 years

(10)   Trade Date: 2/24/2012

(11)   Portfolio Assets on Trade Date: $625,720,370

(12)   Price Paid per Unit: 100

(13)   Total Price Paid by Portfolio: 275,000 bonds @ $100 = $275,000.00

(14)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

1,500,000 bonds @ $100 = $1,500,000.00

(15)   % of Portfolio Assets Applied to Purchase

0.044%

(16)   Test set forth in paragraph (B)(4) of Procedures satisfied?

Yes

(17)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Yes

(18)   Years of Continuous Operation (unless municipal security, see below)

         > 3 years

(19)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(20)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     2/24/2012

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books                  Credit Suisse Securities USA LLC

   Merrill Lynch Pierce Fenner & Smit         Mizuho Securities USA Inc

   Morgan Stanley & Co Inc                        RBC Capital Markets LLC

   Wells Fargo Securities LLC

Co-Manager(s)                                        BNY Mellon Capital Markets LLC

   RBS Securities Inc                                   Santander Investment Securities In

   UBS Securities LLC                                UniCredit Capital Markets Inc

   Williams Capital Group LP

(2)         Names of Issuers: IBM Corp

(3)         Title of Securities: IBM 1.25 2/6/17 C#459200HC8

(4)         Date of First Offering: 2/1/12

(5)         Amount of Total Offering:  $1,000,000,000

(6)         Unit Price of Offering: $99.557

Comparable Securities

1) Ontario Province – C#683234DP0

2) Toronto-Dominion Bank - C# 89114QAB4

3) Royal Bank of Canada – C#78008K5V1

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.25%).

(8)     Years of Issuer’s Operations:  101

(9)     Trade Date: 2/1/12

(10)   Portfolio Assets on Trade Date: $614,153,253.78

(11)   Price Paid per Unit: $99.557

(12)   Total Price Paid by Portfolio:

1,045,000 bonds @ $99.557 = $1,040,370.65

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        30,000,000 bonds @ $99.557 = $29,867,100.00

(14)   % of Portfolio Assets Applied to Purchase

         0.169%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         101 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     2/1/2012

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books                  Barclays Capital

   HSBC Securities                                     SunTrust Robinson Humphrey Inc

   Wells Fargo Securities LLC

Co-Manager(s)                                        BNP Paribas Securities Corp

   Credit Suisse Securities USA LLC           Deutsche Bank Securities Inc

   DNB Markets                                         Goldman Sachs & Co

   Lloyds Securities Inc                                Merrill Lynch Pierce Fenner & Smit

   Mitsubishi UFJ Securities USA Inc          Standard Chartered Bank (US)

(2)         Names of Issuers: Noble Holding Intl LTD

(3)         Title of Securities: NE 3.95 3/15/22 C#65504LAJ6

(4)         Date of First Offering: 2/7/12

(5)         Amount of Total Offering:  $400,000,000

(6)         Unit Price of Offering: $99.756

Comparable Securities

1) Enterprise Products Oper – C#29379VAU7

2) Plains All American Pipeline - C#72650RAY8

3) Enbridge Energy Partners– C#29250RAU0

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).

(8)     Years of Issuer’s Operations:  91

(9)     Trade Date: 2/7/12

(10)   Portfolio Assets on Trade Date: $617,496,625.06

(11)   Price Paid per Unit: $99.756

(12)   Total Price Paid by Portfolio:

210,000 bonds @ $99.756 = $209,487.60

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        13,000,000 bonds @ $99.756 = $12,968,280.00

(14)   % of Portfolio Assets Applied to Purchase

0.034%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         91 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     2/7/2012

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books                  Barclays Capital

   HSBC Securities                                     SunTrust Robinson Humphrey Inc

   Wells Fargo Securities LLC

Co-Manager(s)                                        BNP Paribas Securities Corp

   Credit Suisse Securities USA LLC           Deutsche Bank Securities Inc

   DNB Markets                                         Goldman Sachs & Co

   Lloyds Securities Inc                                Merrill Lynch Pierce Fenner & Smit

   Mitsubishi UFJ Securities USA Inc          Standard Chartered Bank (US)

(2)         Names of Issuers: Noble Holding Intl LTD

(3)         Title of Securities: NE 5.25 3/15/42 C#65504LAK3

(4)         Date of First Offering: 2/7/12

(5)         Amount of Total Offering:  $500,000,000

(6)         Unit Price of Offering: $99.647

Comparable Securities

1) Marathon Oil Corp. – C# 565849AE6

2) Anadarko Petroleum Corp - C# 032511BG1

3) Valero Energy Corp – C# 91913YAP5

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)     Years of Issuer’s Operations:  91

(9)     Trade Date: 2/7/12

(10)   Portfolio Assets on Trade Date: $617,496,625.06

(11)   Price Paid per Unit: $99.647

(12)   Total Price Paid by Portfolio:

420,000 bonds @ $99.647 = $418,517.40

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

         22,000,000 bonds @ $99.647 = $21,883,400.00

(14)   % of Portfolio Assets Applied to Purchase

0.068%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         91 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     2/7/2012

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO

John Hancock Core Bond Fund

Procedures Pursuant to Rule 10f-3

(1)     Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books                  Barclays Capital

   Goldman Sachs & Co                              JP Morgan Securities

   Merrill Lynch Pierce Fenner & Smit

Co-Manager(s)                                        Credit Agricole Securities USA Inc

   KeyBanc Capital Markets                       RBC Capital Markets LLC

   TD Securities USA LLC                          UBS Securities LLC

   Wells Fargo Securities LLC

(2)         Names of Issuers: Ventas Realty LP

(3)         Title of Securities: VTR 4.25 3/1/22 C#92276MAX3

(4)         Date of First Offering: 2/1/12

(5)         Amount of Total Offering:  $600,000,000

(6)         Unit Price of Offering: $99.214

Comparable Securities

1) HCP Inc – C#40414LAF6

2) Health Care REIT Inc - C#42217KAW6

3) Boston Properties LP – C# 10112RAS3

(7)     Underwriting Spread or Commission

         Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).

(8)     Years of Issuer’s Operations:  14

(9)     Trade Date: 2/1/12

(10)   Portfolio Assets on Trade Date: $614,153,253.78

(11)   Price Paid per Unit: $99.214

(12)   Total Price Paid by Portfolio:

         590,000 bonds @ $99.214 = $585,362.60

(13)   Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser

        27,000,000 bonds @ $99.214 = $26,787,780.00

(14)   % of Portfolio Assets Applied to Purchase

         0.095%

(15)   Test set forth in paragraph (B)(4) of Procedures satisfied?

         Yes

(16)   Prohibitions set forth in paragraph (B)(5) of Procedures not violated?

         Not violated

(17)   Years of Continuous Operation (unless municipal security, see below)

         14 years

(18)   Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?

         N/A

(19)   Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?

         Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management                    Date:     2/1/2012

Name of Investment Adviser Firm

By:

Name:  Mai S. Shiver

Title:     Director of Business Risk/CCO